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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 30, 2005

                     Lehman ABS Corporation, on behalf of:

             CORPORATE BACKED TRUST CERTIFICATES, GEORGIA-PACIFIC
                     DEBENTURE-BACKED SERIES 2001-29 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31865             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Corporate Backed Trust Certificates, Georgia-Pacific Debenture-Backed
Series 2001-29 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of July 26, 2001.

Item 8.01. OTHER EVENTS

On April 30, 2005, a final distribution was made to the holders of the certificates issued by the Trust in connection with the termination of the Trust under the terms of the Trust Agreement. Georgia-Pacific Corporation, the issuer of $33,900,000 Georgia Pacific Corporation 8.625% Debentures due 2025 (the "8.625% Debentures") held as the remaining underlying securities in the Trust, called the 8.625% Debentures for redemption in full on April 30, 2005 at a price of 104.205% plus accrued interest. Total cash received by the Trust upon the redemption of the 8.625% Debentures was $36,787,432.50, consisting of $33,900,000.00 principal, $1,425,495.00 premium and $1,461,937.50 interest. In accordance with the terms of the Trust Agreement, the redemption proceeds were applied to the redemption of the outstanding principal amount of the 1,356,000 Class A-1 Corporate Backed Trust Certificates (the "Class A-1 Certificates") and the $33,900,000 notional amount Class A-2 Corporate Backed Trust Certificates (the "Class A-2 Certificates") on April 30, 2005 (the "Redemption Date"). Payment was made on the Class A-1 Certificates at a total rate of $27.11375000 per Certificate, consisting of $25.00000000 principal, $1.05125000 additional cash and accrued interest in the amount of $1.06250000 per Certificate. The total payment made on the Class A-1 Certificates was $36,766,245.00, consisting of $33,900,000.00 principal, $1,425,495.00 additional cash and $1,440,750.00 accrued interest. Payment was made on the Class A-2 Certificates at the rate of $0.015625 per Certificate, consisting solely of $21,187.50 accrued interest. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Georgia-Pacific Corporation, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Georgia-Pacific Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Georgia-Pacific Corporation's Exchange Act file number, 001-03506. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Georgia-Pacific Corporation may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is filed as part of this report:

      1 Trustee's Distribution Statement to the Georgia-Pacific Debenture-Backed Series 2001-29 Trust Certificate Holders for the period ending April 30, 2005.






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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 30, 2005


                                        Lehman ABS Corporation


                                        By: /s/ Charles M. Weaver
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                                        Name: Charles M. Weaver
                                        Title: Vice President







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                                 EXHIBIT INDEX


Exhibit Number      Description
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      1             Trustee's Distribution Statement to the Georgia-Pacific
                    Debenture-Backed Series 2001-29 Trust Certificate Holders for the period ending April 30, 2005






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                                                                     Exhibit 1

                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates,
Georgia-Pacific Debenture-Backed Series 2001-29
*CUSIP:        21988G635       Class     A-1
               21988GBB1       Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending April 30, 2005.

INTEREST ACCOUNT
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Balance as of    October 30, 2004.....                                     $0.00
    Scheduled Income received on securities.....                   $1,461,937.50
    Unscheduled Income received on securities.....                         $0.00
    Allocation from Principal Account.....                         $1,425,495.00

LESS:
    Distribution of Interest to Class A-1 Holders.....            -$1,440,750.00
    Distribution of Additional Cash to Class A-1 Holders.....     -$1,425,495.00
    Distribution to Class A-2 Holders.....                           -$21,187.50
    Distribution to Depositor.....                                        -$0.00
    Distribution to Trustee.....                                          -$0.00
Balance as of    April 30, 2005.....                                       $0.00


PRINCIPAL ACCOUNT
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Balance as of         October 30, 2004.....                                $0.00
    Scheduled Principal received on securities.....                        $0.00
    Unscheduled Principal received on securities.....             $33,900,000.00
    Unscheduled Premium received on Securities.....                $1,425,495.00

LESS:
    Distribution to Class A-1 Holders.....                       -$33,900,000.00
    Distribution to Class A-2 Holders.....                                -$0.00
    Allocation to Interest Account....                            -$1,425,495.00
Balance as of         April 30, 2005.....                                  $0.00


                UNDERLYING SECURITIES HELD AS OF April 30, 2005

         Principal Amount                                  Title of Security
         ----------------                                  -----------------
                $0 Georgia-Pacific Corporation 8.625% Debentures due April 30, 2025
                                   *CUSIP:        373298BL1

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

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